Exhibit 10.23


                                    Guaranty

                                 Westcon Group

                                                                   Exhibit 10.23


                                    GUARANTY

TO:  GE Commercial Distribution Finance Europe Limited
     1 Station View
     Guildford
     Surrey, United Kingdom GU1 4JY


     In consideration of financing provided or to be provided by you to Westcon Group European Operations Limited, a United Kingdom company, with an address at Chandler's House, Wilkinson Road, Cirencester, Gloucester GL7 1YT United Kingdom ("Borrower"), and for other good and valuable consideration received, we jointly, severally, unconditionally and absolutely guaranty to you, from property held separately, jointly or in community, the immediate payment when due of all current and future liabilities owed by Borrower pursuant to the following Agreements: (a) Deed of Charge dated October 10, 2003 between GE Commercial Distribution Finance Europe Limited and Westcon Group European Operations Limited, (b) Conditional Sale Agreement 23 December 1997 (as amended from time to time) as novated by a Deed of Novation between (1) Comstor Limited
(2) Westcon Group European Operations Limited and (3) GE Commercial Distribution Finance Europe Limited dated October 10, 2003, (c) Guarantee by Westcon Group European Operations Limited dated 10 October 2003 of the obligations of Comstor Limited, (d) Blocked Bank Account Agreement dated 10 October 2003 between HSBC Bank plc, GE Commercial Distribution Finance Europe Limited and Westcon Group European Operations Limited ("Liabilities"). We will pay you on demand an amount equal to of all Liabilities due from Westcon Group European Operations Limited under the aforementioned Agreements, together with all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees).

     Our guaranty will not be released, discharged or affected by, and we hereby irrevocably consent to, any: (a) change in the manner, place of payment or performance of the Liabilities, or in any current or future agreement between you and Borrower, the release, settlement or compromise of or with any party liable for the payment or performance thereof or the substitution, release, non-perfection, impairment, sale or other disposition of any collateral thereunder; (b) change in Borrower's financial condition; (c) interruption of relations between Borrower and you or us; (d) claim or action by Borrower against you; and/or (e) increases or decreases in any credit you may provide to Borrower. We will pay you even if you have not: (i) notified Borrower that it is in default of the Liabilities, and/or that you intend to accelerate or have accelerated the payment of all or any part of the Liabilities, or (ii) exercised any of your rights or remedies against Borrower, any other person or any current or future collateral. Notwithstanding the foregoing, absent any default by Borrower in payment of the Liabilities, Borrower may make payments to us in the ordinary course of business and such payments will not be subject to any trust or repayment obligation from us to you. However, if you notify us that Borrower is in default of its obligation to pay the Liabilities, we agree not to demand, sue for, take or receive payment or security for all or any part of the obligations which Borrower owes to us until and unless all of the Liabilities have been fully paid and discharged. This Guaranty is assignable by you and will inure to the benefit of your assignee.

     We irrevocably waive: notice of your acceptance of this Guaranty, presentment, demand, protest, nonpayment, nonperformance, notice of breach or default, notice of intent to accelerate and notice of acceleration of any indebtedness of Borrower, any right of contribution from other guarantors, dishonor, the amount of indebtedness of Borrower outstanding at any time, and any claim or action against Borrower; all other demands and notices required by law; all rights of offset and counterclaims against you or Borrower; all defenses to the enforceability of this Guaranty (including, without limitation, fraudulent inducement). We further waive all defenses based on suretyship or impairment of collateral, and defenses which the Borrower may assert on the underlying debt, including but not limited to, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction


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and usury. We also waive all rights to claim, arbitrate for or sue for any punitive or exemplary damages. In addition, we hereby irrevocably subordinate to you any and all of our present and future rights and remedies: (a) of subrogation against Borrower to any of your rights or remedies against Borrower, (b) of contribution, reimbursement, indemnification and restoration from Borrower; and (c) to assert any other claim or action against Borrower directly or indirectly relating to this Guaranty, such subordinations to last until you have been paid in full for all Liabilities. All our waivers and subordinations herein will survive any termination of this Guaranty.

     We have made an independent investigation of the financial condition of Borrower and give this Guaranty based on that investigation and not upon any representation made by you. We have access to current and future Borrower financial information which enables us to remain continuously informed of Borrower's financial condition. We represent and warrant to you that we have received and will receive substantial direct or indirect benefit by making this Guaranty and incurring the Liabilities. We warrant and represent to you that all financial statements and information relating to us which have been or may hereafter be delivered by us to you are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to previously delivered statements and information, there has been no material adverse change in the financial or business condition of us since the submission to you, either as of the date of delivery, or if different, the date specified therein, and we acknowledge your reliance thereon. This Guaranty will survive any bankruptcy or insolvency action involving Borrower. We are solvent and our execution of this Guaranty will not make us insolvent. If you are required in any action involving Borrower to return or rescind any payment made to or value received by you from or for the account of Borrower, this Guaranty will remain in full force and effect and will be automatically reinstated without any further action by you and notwithstanding any termination of this Guaranty or your release of us. Any delay or failure by you, or your successors or assigns, in exercising any of your rights or remedies hereunder will not waive any such rights or remedies. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect us and you from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as specifically provided herein or as we may later agree in writing to modify it. Notwithstanding anything herein to the contrary: (a) you may rely on any facsimile copy, electronic data transmission or electronic data storage of this Guaranty, any agreement between you and Borrower, any billing statement, invoice from a vendor, financial statements or other report, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Guaranty or any other agreement between you and us, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority. We may terminate this Guaranty by a written notice to you, the termination to be effective sixty (60) days after you receive and acknowledge it, but the termination will not terminate our obligations hereunder for Liabilities arising prior to the effective termination date. We have read and understood all terms and provisions of this Guaranty. We acknowledge receipt of a true copy of this Guaranty and of all agreements between you and Borrower. The meanings of all terms herein are equally applicable to both the singular and plural forms of such terms.

        BINDING ARBITRATION. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever, whether arising before or after the date of this Guaranty, and whether directly or indirectly relating to: (a) this Guaranty and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between you and us; (c) any act committed by you or by any parent company, subsidiary or affiliated company of you (the "CDF Companies"), or by any employee, agent, officer or director of a CDF Company, whether or not arising within the scope and course of employment or other contractual representation of the CDF Companies provided that such act arises under a relationship, transaction or dealing between you and Borrower or you and us; and/or (d) any other relationship, transaction, dealing or agreement between you and Borrower or


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you and us (collectively the "Disputes"), will be subject to and resolved by binding arbitration. Notwithstanding the foregoing, the parties agree that either party may pursue claims against the other that do not exceed Fifteen Thousand Dollars ($15,000) in the aggregate in a court of competent jurisdiction. Service of arbitration claims shall be acceptable if made by U.S. mail or overnight delivery to the address for the party described herein.

     All arbitration hereunder will be conducted in accordance with The Commercial Arbitration Rules of either: (a) The American Arbitration Association ("AAA") or (b) United States Arbitration & Mediation ("USA&M"). The party first filing an arbitration claim shall designate which arbitration forum and rules are to be applied for all disputes between the parties. The arbitration rules are found at www.adr.org for AAA, and at www.usam-midwest.com for USA&M. AAA claims may be filed in any AAA office. Claims filed with USA&M shall be filed in their Midwest office located at 720 Olive Street, Suite 2020, St. Louis, Missouri 63101. All arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. A panel of three arbitrators shall hear all claims exceeding One Million Dollars ($1,000,000), exclusive of interest, costs and attorneys' fees. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The arbitrator shall follow the terms of this agreement and the applicable law, including without limitation, the attorney-client privilege and the attorney workproduct doctrine.

     Each party hereby consents to a documentary hearing for all arbitration claims, by submitting the dispute to the arbitrator(s) by written briefs and affidavits, along with relevant documents. However, arbitration claims will be submitted by way of an oral hearing, if any party requests an oral hearing within forty (40) days after service of the claim, and that party remits the appropriate deposit for AAA's fees and arbitrator compensation within ten (10) days of making the request. The site of all oral arbitration hearings will be in the Southern District of New York.

     Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows: No later than forty (40) days after the filing and service of a claim for arbitration, the parties in contested cases will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the oral arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party; (b) the opposing party will be permitted to depose the expert witness(es); (c) the opposing party will be permitted to designate rebuttal expert witness(es); and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

     The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

     All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Guaranty may be confirmed as a judgment or order in any state or federal court of competent jurisdiction within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Guaranty concerns transactions involving commerce among the several states. The Federal Arbitration Act ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.


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     Nothing herein will be construed to prevent your or our use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, and/or any other prejudgment or provisional action or remedy relating to any collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive your or our right to compel arbitration of any Dispute.

     If either we or you bring any other action for judicial relief with respect to any Dispute (other than those set forth in the preceding paragraphs), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either we or you bring or appeal an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if we sue you or institute any arbitration claim or counterclaim against you in which you are the prevailing party, we will pay all costs and expenses (including attorneys' fees) incurred by you in the course of defending such action or proceeding.

     Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment by or on behalf of the payor was received and applied in respect of such debt by the payee and (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding with respect to such Dispute. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (i) to us at our address below; (ii) to you at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel; or such other address as the parties may specify from time to time in writing.

     The agreement to arbitrate will survive the termination of this Guaranty.

     IF THIS GUARANTY IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. WE WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

     This Guaranty and all agreements between Borrower and you have been substantially negotiated, and will be substantially performed, in the state of New York. Accordingly, all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which will control and govern all arbitration proceedings hereunder.

     THIS GUARANTY CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGES WAIVER PROVISIONS.


                                            Westcon Group, Inc.
                                            520 White Plains Road
                                            Tarrytown, New York 10591

                                            By: /s/ Alan Marc Smith
                                                --------------------------------
                                                Name/Title: Alan Marc Smith,
                                                            President/CEO



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                                    Guaranty

                                Comtor Networks

                                   GUARANTEE

Comstor Networks GmbH, Kaiserin-Augusta-Allee 113, 10553 Berlin (the
"Guarantor")

has herewith entered into on behalf of

Westcon Group European Operations Limited [business address] [(hereinafter referred to as the "Dealer")

the following Guarantee in favour of

GE Commercial Distribution Finance Europe Limited, 1 Station View, Guildford, Surrey, GU1 4JY, Great Britain (hereinafter referred to as "CDF")

(1)  CDF supplies the Dealer pursuant to the Conditional Sale Agreement of
     23.12.1997 between CDF (formerly Deutsche Financial Services (UK) Limited) and Comstor Limited (as novated to the Dealer pursuant to a deed of novation and financial undertaking dated 10 October 2003) on a continuing basis with goods which are subject to an extended reservation of title.

     The Guarantor is aware of the above agreement, deed of novation and financial undertaking, an all assets debenture , a Guarantee and Indemnity and a blocked account agreement entered into between CDF and the Dealer (and others as the case may be) (together "Financing Documents").

(2) The Guarantor hereby guarantees that the Dealer shall fulfil all present and future, conditional and unconditional obligations arising out of the Financing Documents mentioned in paragraph (1) in due time. The Guarantor undertakes irrevocably and unconditionally to pay CDF an amount of up to US$130,000,000 - (one hundred and thirty million US dollars) plus all interests and costs in the event that the Dealer does not fulfil his obligations arising out of the Financing Documents mentioned in paragraph
     (1) above in due time. This Guarantee shall also encompass all obligations to pay damages for which the Dealer may be liable as a result of breaching any terms of the Financing Documents.

(3) This Guarantee creates an independent payment obligation on the part of the Guarantor which is independent of the validity and enforceability of the Financing Documents as well as all defences and obligations the Dealer may have arising out of such documents. CDF is not under a duty to bring legal proceedings against the Dealer or any third party, bring enforcement proceedings against the Dealer or a third party or realise any security provided by the Dealer or a third party prior to making a claim under this Guarantee.

(4) The Guarantor shall make all payments under this Guarantee without deduction or withholding of any taxes or other fees. Where the Guarantor is required by law to deduct or withhold any taxes on any amounts payable hereunder, the Guarantor shall promptly pay CDF such additional amount as is necessary to ensure that the net amount received by CDF after the required deduction or withholding is equal to the amount that it would have received had no such deduction or withholding been made. If it is not permissible to make a payment in the event of a claim being made hereunder for currency reasons, then the Guarantor shall be entitled to free itself from its obligations pursuant to this Guarantee by making a deposit of money. The Guarantor shall only have a right of retention or set-off in relation to its own claims and rights, if these have been declared final and absolute by a court or expressly recognised by CDF.


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(5)  CDF shall be entitled to release any securities which the Dealer or a third party has provided to secure the Dealer's obligations arising out of the Finance Documents.

(6) Claims that CDF has against the Dealer pursuant to the Finance Documents shall have priority over any claims that the Guarantor may have against the Dealer in connection with the fulfilment of the Guarantor's obligations under this Guarantee. The Guarantor shall make any claim that it has in connection with any claim that has been made under this Guarantee only when all claims that CDF has against the Dealer pursuant the Finance Documents have been satisfied, [provided however that absent any default by Dealer under the Finance Documents, the Dealer may make payments to the Guarantor in the ordinary course of business and such payments will not be subject to any repayment obligation to CDF unless such default occurs].

(7) The obligations arising under this Guarantee shall continue in force even if the Dealer's undertaking is wound up, dissolved or it changes its legal form.

(8) This Guarantee shall come in force on the day that it is issued. Except as otherwise provided herein, the Guarantee shall terminate after the Dealer has fully satisfied all its obligations arising out of the Finance Documents. The Guarantor may terminate this Guarantee by written notice to CDF, the termination to be effective sixty (60) days after CDF receives it, but the termination will not terminate Guarantor's obligations hereunder arising prior to the effective termination date. As soon as the Guarantee has terminated and such obligations have been supplied, CDF shall return the original Guarantee document without delay to the Guarantor.

(9) This Guarantee shall be subject to the laws of the Federal Republic of Germany.

(10) Non-exclusive jurisdiction for all disputes arising out of or in connection with this Guarantee is Dusseldorf, Federal Republic of Germany. CDF shall also be entitled to bring a cause of action at the jurisdiction of the principal place of business or a branch of the Guarantor.

(11) If any provisions of this Guarantee are or become invalid, the validity of the remaining provisions hereof shall remain unaffected. In lieu of the invalid provision a provision shall apply which as far as legally permissible comes as close as possible to that which the parties would have wanted had they realised that the provision was invalid. The same shall apply in the event of an omission.

(12) Any changes to this Guarantee including this provision must be in writing unless compulsory law provides for a stricter form requirement.


By: Alan Marc Smith, Director

/s/ Alan Marc Smith
...............................
Comstor Networks GmbH
as Guarantor





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                        Deed of Guarantee and Indemnity

                             Comstor Group Limited

                        DEED OF GUARANTEE AND INDEMNITY

                                  (Corporate)

To:  GE Commercial Distribution Finance Europe Limited
     (a company registered in England
     with the number 2549477)
     1 Station View
     Guildford
     Surrey GU1 4JY

1    In this Deed except where the context otherwise requires:

     (a) the following expressions shall have the meanings assigned to them below:

          "Agreement"

          the agreement or agreements specified in section 3 of the Schedule;

          "Client"

          the person whose name and address appears in section 1 of the Schedule;

          "Co-surety"

          any person (other than the persons named in section 2 of the Schedule) who has given or proposes to give a guarantee or indemnity in respect of any Obligations;

          "Indulgence"

          the grant of any time or indulgence or the conclusion of any agreement not to sue or of any compromise or composition or the release of any charge lien or other security or any part thereof;

          "Losses"

          losses costs damages claims interest and expenses;

          "Obligations"

          all present and future monetary and other liabilities and obligations now or at any time owed or incurred by the Client to you or in your favour whether (i) actual or contingent (ii) liquidated or unliquidated (iii) arising in or by contract tort restitution assignment or breach of statutory duty (iv) arising under the Agreement;

          "Schedule"

          the schedule annexed to and forming part of this Deed;


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          "Variation"

          any variation, amendment, supplement or other modification whatsoever of or to the Agreement whether written (by correspondence or other communication), oral or otherwise;

     (b) reference to "you" and "your" shall include reference to your successors and assigns;

     (c)  the singular shall include the plural and vice versa; and

     (d) the meaning of general words introduced by the word "other" shall not be limited by reference to any preceding word or enumeration indicating a particular class of acts matters persons or things.

2 We the Guarantors and Indemnifiers whose name(s) appear in section 2 of the Schedule hereby:

     (a) unconditionally guarantee the due performance of all of the Obligations and

     (b) undertake upon your demand in writing to pay to you all amounts payable or which may at any time hereafter become payable to you by the Client whether arising under the Agreement or otherwise so that you may enforce against us our obligations under this provision at any time without prior demand on the Client.

3 Without prejudice to the provisions of clause 2 hereof we hereby agree to indemnify you and hold you harmless against all Losses you may suffer or incur by reason of any failure of the Client to comply with any term of the Agreement and against all Losses arising out of or in connection with the recovery by you of any monies due to you under this Guarantee and Indemnity.

4 The guarantee given herein shall be a continuing guarantee and shall apply to the ultimate amount payable by the Client and shall not be discharged by an intermediate payment or satisfaction by the Client or any other person.

5    Our liability under this Guarantee and Indemnity shall not be affected by:

     (a) any Indulgence granted Or made by you to or with the Client or any Co-surety;

     (b) any Variation in the Agreement or in any other agreement between the Client and you (whether or not our liability to you may be increased thereby) or by any defect therein or in its execution;

     (c) any defect in any other guarantee or indemnity or other security held by you in respect of the Obligations to you or in the execution thereof;

     (d) any failure by you to take perfect or hold unencumbered any security from the Client or any other person or to take any guarantee or indemnity from a Co-surety or any defect in any such guarantee or indemnity or in its execution; or


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     (e)  any change in the constitution of the Client

     and we shall be liable hereunder in every respect as principal debtors.

6 Where two or more persons are named in section 2 of the Schedule our liability hereunder shall be joint and several and the liability of each one of us hereunder shall not be affected by any Indulgence granted or made by you to or with any other of us nor by:

     (a) any defect in or the absence of the execution of this Deed by the other of us; or

     (b)  any notice of termination hereof by any other of us;

     and you may at your discretion (but shall not be obliged to) treat any notice by anyone of us as notice by all of us.

7 We shall be liable to pay you interest calculated from day to day and compounded and payable monthly at the rate per annum specified in section 4 of the Schedule on all sums demanded by you from us hereunder from the date of your demand to the date when payment is received by you both before and after any judgement in so far as such interest is not due pursuant to the provisions of the Agreement.

8 Except as otherwise provided herein, we warrant to you that we .have not taken, and we agree not to take, exercise or receive the benefit of any security or other right or benefit (whether by set off, counterclaim, subrogation, indemnity, withdrawal of monies payable to us 'by the Client, proof in liquidation or bankruptcy or otherwise) from or against the Client or any other person until all liabilities that we may have to you under this Guarantee and Indemnity shall have been discharged to your satisfaction. We further undertake that if any such security right or benefit is taken the same and all monies and proceeds of the same at any time received or held in respect thereof shall be held by us on trust for you for application in or towards discharge of our liabilities to you under this Guarantee and Indemnity, and that such proceeds or monies shall be paid by us to you forthwith upon demand. For the avoidance of any doubt, this clause shall not prevent us from purchasing goods from or selling goods to the Client provided such purchase or sale takes place in the ordinary course of business of us and the Client and against such terms and conditions as a purchase from or sale to a third party would take place.

9 Any monies which you receive by virtue of or in connection with this Guarantee and Indemnity may be placed by you to the credit of a suspense account with a view to your preserving your right to prove for the whole of your claim against the Client in the event of its winding up.

10 For the purpose of determining our liability under this Guarantee and Indemnity (which shall be additional to and not in substitution for any other security taker: or to be taken by you in respect of the Obligations to you) we shall be bound by any acknowledgement or admission by the Client. For the purpose of determining the amount of any Losses we shall accept and be bound by a certificate signed by your company secretary (save for the manifest error or error of law). In arriving at the amount payable to you by the Client you shall be entitled to take into account all liabilities (whether actual or contingent) and to make a reasonable estimate of any liability the amount of which cannot be immediately ascertained.


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11   Any discharge given by you to us or any of us in respect of our obligations under the Guarantee and Indemnity shall be deemed to have been void and of no effect if any security taken from or payment made by the Client or any other person which had been taken into account by you in giving the discharge is subsequently avoided or reduced by or in pursuance of any provision of law. The paper on which this Deed is written shall remain your property notwithstanding any such discharge.

12 This Guarantee and Indemnity shall remain in full force and effect until all Obligations guaranteed, Losses indemnified and any other liabilities that we may have to you, whether actual, contingent or otherwise, shall have been discharged to your satisfaction.

13 Any notice or demand on any of us shall be validly given or made if delivered to or sent by post to the address stated in section 2 of the Schedule or the address last known to you or our registered office and if sent by post shall be deemed to be received within seventy-two hours of posting.

14 This Guarantee and Indemnity shall be construed and take effect according to English law and we accept the non-exclusive jurisdiction of the English Courts. If any provision hereof shall be held invalid or unenforceable no other provisions hereof shall be affected and all such other provisions shall remain in full force and effect.

IN WITNESS WHEREOF the above named Guarantors and Indemnifiers have executed these presents as a deed on the 10 day of October 2003.


SIGNED AND DELIVERED AS A DEED

By: Comstor Group Limited

                                               /s/ Alan  Marc Smith
                                               ---------------------------------
acting by Alan Marc Smith                      Signature of Director

a Director and

Annamaria Porcaro

the Company Assistant Secretary                /s/ Annamaria Porcaro
                                               ---------------------------------
                                               Signature of Company Secretary


SIGNED AND DELIVERED AS A DEED

by .................................           .................................

acting by ..........................           Signature of Director

a Director and .....................

a Director/the Company Secretary               .................................

                                               a Director/the Company Secretary

                                  THE SCHEDULE

1.   Client
     Westcon Group European Operations Limited                            (Name)
     Chandlers House
     Wilkinsons Road
     Cirencester
     Gloucestershire  GL7 1YT                                          (Address)
     ENGLAND                                           (Country of registration)
     044411285                                                          (Number)


2.   Guarantors and Indemnifiers:

     Corporate:

     Comstor Group Limited                                                (Name)
     Chandlers House
     Wilkinson Road
     Cirencester
     Gloucester,  GL7 1YT                                              (Address)
     ENGLAND                                           (Country of registration)
     32577722                                                           (Number)


3.   Agreements:

     - Deed of Novation and Financial Undertaking dated 10 October 2003 between (1) Westcon Group European Operations Limited (2) Comstor Limited and (3) GE Commercial Distribution Finance Europe Limited

     -    Deed of Charge dated 10 October 2003

     - Conditional Sale Agreement 23 December 1997 (as amended from time to time) as novated by the Deed of Novation

     -    Blocked Bank Account Agreement dated 10 October 2003

4. Rate of Interest: 5% over the base rate for the time being in force of National Westminster Bank p.l.c.

                         Deed of Gurantee and Indemnity

                                Comstor Limited

                        DEED OF GUARANTEE AND INDEMNITY

                                  (Corporate)

To:  GE Commercial Distribution Finance Europe Limited
     (a company registered in England
     with the number 2549477)
     1 Station View
     Guildford
     Surrey GU1 4JY

1    In this Deed except where the context otherwise requires:

     (a) the following expressions shall have the meanings assigned to them below:

          "Agreement"

          the agreement or agreements specified in section 3 of the Schedule;

          "Client"

          the person whose name and address appears in section 1 of the Schedule;

          "Co-surety"

          any person (other than the persons named in section 2 of the Schedule) who has given or proposes to give a guarantee or indemnity in respect of any Obligations;

          "Indulgence"

          the grant of any time or indulgence or the conclusion of any agreement not to sue or of any compromise or composition or the release of any charge lien or other security or any part thereof;

          "Losses"

          losses costs damages claims interest and expenses;

          "Obligations"

          all present and future monetary and other liabilities and obligations now or at any time owed or incurred by the client to you or in your favour whether (i) actual or contingent (ii) liquidated or unliquidated (iii) arising in or by contract tort restitution assignment or breach of statutory duty (iv) arising under the Agreement;

          "Schedule"

          the schedule annexed to and forming part of this Deed;

          "Variation"

          any variation, amendment, supplement or other modification whatsoever of or to the Agreement whether written (by correspondence or other communication), oral or otherwise;

     (b) reference to "you" and "your" shall include reference to your successors and assigns;

     (c)  the singular shall include the plural and vice versa; and

     (d) the meaning of general words introduced by the word "other" shall not be limited by reference to any preceding word or enumeration indicating a particular class of acts matters persons or things.

2 We the Guarantors and Indemnifiers whose name(s) appear in section 2 of the Schedule hereby:

     (a) unconditionally guarantee the due performance of all of the Obligations and

     (b) undertake upon your demand in writing to pay to you all amounts payable or which may at any time hereafter become payable to you by the Client whether arising under the Agreement or otherwise so that you may enforce against us our obligations under this provision at any time without prior demand on the Client.

3 Without prejudice to the provisions of clause 2 hereof we hereby agree to indemnify you and hold you harmless against all Losses you may suffer or incur by reason of any failure of the Client to comply with any term of the Agreement and against all Losses arising out of or in connection with the recovery by you of any monies due to you under this Guarantee and Indemnity.

4 The guarantee given herein shall be a continuing guarantee and shall apply to the ultimate amount payable by the Client and shall not be discharged by an intermediate payment or satisfaction by the Client or any other person.

5    Our liability under this Guarantee and Indemnity shall not be affected by:

     (a) any Indulgence granted Or made by you to or with the Client or any Co-surety;

     (b) any Variation in the Agreement or in any other agreement between the Client and you (whether or not our liability to you may be increased thereby) or by any defect therein or in its execution;

     (c) any defect in any other guarantee or indemnity or other security held by you in respect of the Obligations to you or in the execution thereof;

     (d) any failure by you to take perfect or hold unencumbered any security from the Client or any other person or to take any guarantee or indemnity from a Co-surety or any defect in any such guarantee or indemnity or in its execution; or

     (e)  any change in the constitution of the Client

     and we shall be liable hereunder in every respect as principal debtors.

6 Where two or more persons are named in section 2 of the Schedule our liability hereunder shall be joint and several and the liability of each one of us hereunder shall not be affected by any Indulgence granted or made by you to or with any other of us nor by:

     (a) any defect in or the absence of the execution of this Deed by the other of us; or

     (b)  any notice of termination hereof by any other of us;

     and you may at your discretion (but shall not be obliged to) treat any notice by anyone of us as notice by all of us.

7 We shall be liable to pay you interest calculated from day to day and compounded and payable monthly at the rate per annum specified in section 4 of the Schedule on all sums demanded by you from us hereunder from the date of your demand to the date when payment is received by you both before and after any judgement in so far as such interest is not due pursuant to the provisions of the Agreement.

8 Except as otherwise provided herein, we warrant to you that we .have not taken, and we agree not to take, exercise or receive the benefit of any security or other right or benefit (whether by set off, counterclaim, subrogation, indemnity, withdrawal of monies payable to us 'by the Client, proof in liquidation or bankruptcy or otherwise) from or against the Client or any other person until all liabilities that we may have to you under this Guarantee and Indemnity shall have been discharged to your satisfaction. We further undertake that if any such security right or benefit is taken the same and all monies and proceeds of the same at any time received or held in respect thereof shall be held by us on trust for you for application in or towards discharge of our liabilities to you under this Guarantee and Indemnity, and that such proceeds or monies shall be paid by us to you forthwith upon demand. For the avoidance of any doubt, this clause shall not prevent us from purchasing goods from or selling goods to the Client provided such purchase or sale takes place in the ordinary course of business of us and the Client and against such terms and conditions as a purchase from or sale to a third party would take place.

9 Any monies which you receive by virtue of or in connection with this Guarantee and Indemnity may be placed by you to the credit of a suspense account with a view to your preserving your right to prove for the whole of your claim against the Client in the event of its winding up.

10 For the purpose of determining our liability under this Guarantee and Indemnity (which shall be additional to and not in substitution for any other security taker: or to be taken by you in respect of the Obligations to you) we shall be bound by any acknowledgement or admission by the Client. For the purpose of determining the amount of any Losses we shall accept and be bound by a certificate signed by your company secretary (save for the manifest error or error of law). In arriving at the amount payable to you by the Client you shall be entitled to take into account all liabilities (whether actual or contingent) and to make a reasonable estimate of any liability the amount of which cannot be immediately ascertained.

11 Any discharge given by you to us or any of us in respect of our obligations under the Guarantee and Indemnity shall be deemed to have been void and of no effect if any security taken from or payment made by the Client or any other person which had been taken into account by you in giving the discharge is subsequently avoided or reduced by or in pursuance of any provision of law. The paper on which this Deed is written shall remain your property notwithstanding any such discharge.

12 This Guarantee and Indemnity shall remain in full force and effect until all Obligations guaranteed, Losses indemnified and any other liabilities that we may have to you, whether actual, contingent or otherwise, shall have been discharged to your satisfaction.

13 Any notice or demand on any of us shall be validly given or made if delivered to or sent by post to the address stated in section 2 of the Schedule or the address last known to you or our registered office and if sent by post shall be deemed to be received within seventy-two hours of posting.

14 This Guarantee and Indemnity shall be construed and take effect according to English law and we accept the non-exclusive jurisdiction of the English Courts. If any provision hereof shall be held invalid or unenforceable no other provisions hereof shall be affected and all such other provisions shall remain in full force and effect.

IN WITNESS WHEREOF the above named Guarantors and Indemnifiers have executed
these presents as a deed on the      day of       2003.


SIGNED AND DELIVERED AS A DEED

By: Comstor Limited                             /s/ Alan  Marc Smith
                                                --------------------------------
acting by Alan Marc Smith                       Signature of Director

a Director and

Annamaria Porcaro

the Company Assistant Secretary                 /s/ Annamaria Porcaro
                                                --------------------------------
                                                Signature of Company Secretary


SIGNED AND DELIVERED AS A DEED

by .................................            ................................

acting by ..........................            Signature of Director

a Director and .....................

a Director/the Company Secretary                ................................

                                                a Director/the Company Secretary



1.   Insert complete corporate name
2.   Type or print name of Director
3.   Type or print name of Director or Company Secretary
4.   Delete inapplicable title
5.   Signatures of Directors or Company Secretary (as applicable)

                                  THE SCHEDULE

1.  Client
    Westcon Group European Operations Limited                             (Name)
    Chandlers House
    Wilkinsons Road
    Cirencester
    Gloucestershire
    GL7 1YT                                                            (Address)

    ENGLAND                                            (Country of registration)
    04411285                                                            (Number)


2.  Guarantors and Indemnifiers:

    Corporate:

    Comstor Limited                                                       (Name)
    Chandlers House
    Wilkinson Road
    Cirencester
    Gloucester,GL71YT                                                  (Address)

    ENGLAND                                            (Country of registration)
    2898318                                                             (Number)


3.  Agreements:

    -    Deed of Charge dated 10 October 2003
    - Deed of Novation and Financial Undertakings between (1) Comstor Limited (2) Westcon Group European Operations Limited and (3) GE Commercial Distribution Finance Europe Limited dated 10 October 2003 ("Deed of Novation").
    - Conditional Sale Agreement 23 December 1997 (as amended from time to time) as novated by the Deed of Novation between Blocked Bank Account Agreement dated 10 October 2003

4. Rate of Interest: 5% over the base rate for the time being in force of National Westminster Bank p.l.c.

                        Deed of Guarantee and Indemnity

                              Westcon (UK) Limited

                        DEED OF GUARANTEE AND INDEMNITY
                                  (Corporate)


To:  GE Commercial Distribution Finance Europe Limited
     (a company registered in England
     with the number 2549477)
     1 Station View
     Guildford
     Surrey GU1 4JY

1    In this Deed except where the context otherwise requires:

     (a) the following expressions shall have the meanings assigned to them below:

          "Agreement"

          the  agreement or agreements specified in section 3 of the Schedule;

          "Client"

          the person whose name and address appears in section 1 of the Schedule;

          "Co-surety"

          any person (other than the persons named in section 2 of the Schedule) who has given or proposes to give a guarantee or indemnity in respect of any Obligations;

          "Indulgence"

          the grant of any time or indulgence or the conclusion of any agreement not to sue or of any compromise or composition or the release of any charge lien or other security or any part thereof;

          "Losses"

          losses costs damages claims interest and expenses;

          "Obligations"

          all present and future monetary and other liabilities and obligations now or at any time owed or incurred by the client to you or in your favour whether (i) actual or contingent (ii) liquidated or unliquidated (iii) arising in or by contract tort restitution assignment or breach of statutory duty (iv) arising under the Agreement;

          "Schedule"

          the schedule annexed to and forming part of this Deed;

          "Variation"

          any variation, amendment, supplement or other modification whatsoever of or to the Agreement whether written (by correspondence or other communication), oral or otherwise;

     (b) reference to "you" and "your" shall include reference to your successors and assigns;

     (c)  the singular shall include the plural and vice versa; and

     (d) the meaning of general words introduced by the word "other" shall not be limited by reference to any preceding word or enumeration indicating a particular class of acts matters persons or things.

2 We the Guarantors and Indemnifiers whose name(s) appear in section 2 of the Schedule hereby:

     (a) unconditionally guarantee the due performance of all of the Obligations and

     (b) undertake upon your demand in writing to pay to you all amounts payable or which may at any time hereafter become payable to you by the Client whether arising under the Agreement or otherwise so that you may enforce against us our obligations under this provision at any time without prior demand on the Client.

3 Without prejudice to the provisions of clause 2 hereof we hereby agree to indemnify you and hold you harmless against all Losses you may suffer or incur by reason of any failure of the Client to comply with any term of the Agreement and against all Losses arising out of or in connection with the recovery by you of any monies due to you under this Guarantee and Indemnity.

4 The guarantee given herein shall be a continuing guarantee and shall apply to the ultimate amount payable by the Client and shall not be discharged by an intermediate payment or satisfaction by the Client or any other person.

5    Our liability under this Guarantee and Indemnity shall not be affected by:

     (a) any Indulgence granted Or made by you to or with the Client or any Co-surety;

     (b) any Variation in the Agreement or in any other agreement between the Client and you (whether or not our liability to you may be increased thereby) or by any defect therein or in its execution;

     (c) any defect in any other guarantee or indemnity or other security held by you in respect of the Obligations to you or in the execution thereof;

     (d) any failure by you to take perfect or hold unencumbered any security from the Client or any other person or to take any guarantee or indemnity from a Co-surety or any defect in any such guarantee or indemnity or in its execution; or

     (e)  any change in the constitution of the Client

     and we shall be liable hereunder in every respect as principal debtors.

6 Where two or more persons are named in section 2 of the Schedule our liability hereunder shall be joint and several and the liability of each one of us hereunder shall not be affected by any Indulgence granted or made by you to or with any other of us nor by:

     (a) any defect in or the absence of the execution of this Deed by the other of us; or

     (b)  any notice of termination hereof by any other of us;

     and you may at your discretion (but shall not be obliged to) treat any notice by anyone of us as notice by all of us.

7 We shall be liable to pay you interest calculated from day to day and compounded and payable monthly at the rate per annum specified in section 4 of the Schedule on all sums demanded by you from us hereunder from the date of your demand to the date when payment is received by you both before and after any judgement in so far as such interest is not due pursuant to the provisions of the Agreement.

8 Except as otherwise provided herein, we warrant to you that we .have not taken, and we agree not to take, exercise or receive the benefit of any security or other right or benefit (whether by set off, counterclaim, subrogation, indemnity, withdrawal of monies payable to us 'by the Client, proof in liquidation or bankruptcy or otherwise) from or against the Client or any other person until all liabilities that we may have to you under this Guarantee and Indemnity shall have been discharged to your satisfaction. We further undertake that if any such security right or benefit is taken the same and all monies and proceeds of the same at any time received or held in respect thereof shall be held by us on trust for you for application in or towards discharge of our liabilities to you under this Guarantee and Indemnity, and that such proceeds or monies shall be paid by us to you forthwith upon demand. For the avoidance of any doubt, this clause shall not prevent us from purchasing goods from or selling goods to the Client provided such purchase or sale takes place in the ordinary course of business of us and the Client and against such terms and conditions as a purchase from or sale to a third party would take place.

9 Any monies which you receive by virtue of or in connection with this Guarantee and Indemnity may be placed by you to the credit of a suspense account with a view to your preserving your right to prove for the whole of your claim against the Client in the event of its winding up.

10 For the purpose of determining our liability under this Guarantee and Indemnity (which shall be additional to and not in substitution for any other security taker: or to be taken by you in respect of the Obligations to you) we shall be bound by any acknowledgement or admission by the Client. For the purpose of determining the amount of any Losses we shall accept and be bound by a certificate signed by your company secretary (save for the manifest error or error of law). In arriving at the amount payable to you by the Client you shall be entitled to take into account all liabilities (whether actual or contingent) and to make a reasonable estimate of any liability the amount of which cannot be immediately ascertained.

11 Any discharge given by you to us or any of us in respect of our obligations under the Guarantee and Indemnity shall be deemed to have been void and of no effect if any security taken from or payment made by the Client or any other person which had been taken into account by you in giving the discharge is subsequently avoided or reduced by or in pursuance of any provision of law. The paper on which this Deed is written shall remain your property notwithstanding any such discharge.

12 This Guarantee and Indemnity shall remain in full force and effect until all Obligations guaranteed, Losses indemnified and any other liabilities that we may have to you, whether actual, contingent or otherwise, shall have been discharged to your satisfaction.

13 Any notice or demand on any of us shall be validly given or made if delivered to or sent by post to the address stated in section 2 of the Schedule or the address last known to you or our registered office and if sent by post shall be deemed to be received within seventy-two hours of posting.

14 This Guarantee and Indemnity shall be construed and take effect according to English law and we accept the non-exclusive jurisdiction of the English Courts. If any provision hereof shall be held invalid or unenforceable no other provisions hereof shall be affected and all such other provisions shall remain in full force and effect.

IN WITNESS WHEREOF the above named Guarantors and Indemnifiers have executed these presents as a deed on the 10 day of October 2003.


SIGNED AND DELIVERED AS A DEED

By: Westcon (UK) Limited                        /s/ Alan  Marc Smith
                                                --------------------------------
acting by Alan Marc Smith                       Signature of Director

a Director and

Annamaria Porcaro

the Company Assistant Secretary                 /s/ Annamaria Porcaro
                                                --------------------------------
                                                Signature of Company Secretary


SIGNED AND DELIVERED AS A DEED

by .................................            ................................

acting by...........................            Signature of Director

a Director and .....................

a Director/the Company Secretary                ................................
                                                a Director/the Company Secretary


1.   Insert complete corporate name
2.   Type or print name of Director
3.   Type or print name of Director or Company Secretary
4.   Delete inapplicable title
5.   Signatures of Directors or Company Secretary (as applicable)

     - Please attach a certified extract of the minutes of each Board Meeting at which each company agreed to execute the Guarantee and Indemnity, [draft to follow]
     - Please also attach a copy of the latest annual report and accounts of each company signing this Deed.

                                  THE SCHEDULE

1.   Client
     Westcon Group European Operations Limited                            (Name)
     Chandlers House
     Wilkinsons Road
     Cirencester
     Gloucestershire
     GL7 1YT                                                           (Address)

     ENGLAND                                           (Country of registration)
     04411285                                                           (Number)


2.   Guarantors and Indemnifiers:

     Corporate:

     Westcon (UK) Limited                                                 (Name)
     159 Edinburgh Avenue
     Slough Trading Estate
     Slough
     Berkshire SL1 4UE                                                 (Address)

     ENGLAND                                           (Country of registration)
     3668409                                                            (Number)


3.   Agreements:

     -    Deed of Charge dated 10 October 2003
     -    Deed of Novation and Financial Undertakings dated 10 October
          2003 between (1) Westcon Group European Operations Limited (2) Comstor Limited and (3) GE Commercial Distribution Finance
          Limited ( the "Deed of Novation")
     - Conditional Sale Agreement 23 December 1997 (as amended from time to time) as novated by the Deed of Novation
     -    Blocked Bank Account Agreement dated 10 October 2003

4. Rate of Interest: 5% over the base rate for the time being in force of National Westminster Bank p.l.c.

                        Deed of Guarantee and Indemnity

                   Westcon Group European Operations Limited

                        DEED OF GUARANTEE AND INDEMNITY
                                  (Corporate)


To:  GE Commercial Distribution Finance Europe Limited
     (a company registered in England
     with the number 2549477)
     1 Station View
     Guildford
     Surrey GU1 4JY

1    In this Deed except where the context otherwise requires:

     (a) the following expressions shall have the meanings assigned to them below:

          "Agreement"

          the agreement or agreements specified in section 3 of the Schedule;

          "Client"

          the person whose name and address appears in section 1 of the Schedule;

          "Co-surety"

          any person (other than the persons named in section 2 of the Schedule) who has given or proposes to give a guarantee or indemnity in respect of any Obligations;

          "Indulgence"

          the grant of any time or indulgence or the conclusion of any agreement not to sue or of any compromise or composition or the release of any charge lien or other security or any part thereof;

          "Losses"

          losses costs damages claims interest and expenses;

          "Obligations"

          all present and future monetary and other liabilities and obligations now or at any time owed or incurred by the Client to you or in your favour whether (i) actual or contingent (ii) liquidated or unliquidated (iii) arising in or by contract tort restitution assignment or breach of statutory duty (iv) arising under the Agreement;

          "Schedule"

          the schedule annexed to and forming part of this Deed;

          "Variation"

          any variation, amendment, supplement or other modification whatsoever of or to the Agreement whether written (by correspondence or other communication), oral or otherwise;

     (b) reference to "you" and "your" shall include reference to your successors and assigns;

     (c)  the singular shall include the plural and vice versa; and

     (d) the meaning of general words introduced by the word "other" shall not be limited by reference to any preceding word or enumeration indicating a particular class of acts matters persons or things.

2 We the Guarantors and Indemnifiers whose name(s) appear in section 2 of the Schedule hereby:

     (a) unconditionally guarantee the due performance of all of the Obligations and

     (b) undertake upon your demand in writing to pay to you all amounts payable or which may at any time hereafter become payable to you by the Client whether arising under the Agreement or otherwise so that you may enforce against us our obligations under this provision at any time without prior demand on the Client.

3 Without prejudice to the provisions of clause 2 hereof we hereby agree to indemnify you and hold you harmless against all Losses you may suffer or incur by reason of any failure of the Client to comply with any term of the Agreement and against all Losses arising out of or in connection with the recovery by you of any monies due to you under this Guarantee and Indemnity. We will however not hold you harmless or indemnify you against Losses you may suffer solely due to a breach by the Client of its obligations under Clause 2(i), 2(iii), 2(iv) and 2(v) of the Supplier Agreement dated December 23, 1997 between you and the Client.

4 The guarantee given herein shall be a continuing guarantee and shall apply to the ultimate amount payable by the Client and shall not be discharged by an intermediate payment or satisfaction by the Client or any other person.

5    Our liability under this Guarantee and Indemnity shall not be affected by:

     (a) any Indulgence granted Or made by you to or with the Client or any Co-surety;

     (b) any Variation in the Agreement or in any other agreement between the Client and you (whether or not our liability to you may be increased thereby) or by any defect therein or in its execution;

     (c) any defect in any other guarantee or indemnity or other security held by you in respect of the Obligations to you or in the execution thereof;

     (d) any failure by you to take perfect or hold unencumbered any security from the Client or any other person or to take any guarantee or indemnity from a Co-surety or any defect in any such guarantee or indemnity or in its execution; or

     (e)  any change in the constitution of the Client

     and we shall be liable hereunder in every respect as principal debtors.

6 Where two or more persons are named in section 2 of the Schedule our liability hereunder shall be joint and several and the liability of each one of us hereunder shall not be affected by any Indulgence granted or made by you to or with any other of us nor by:

     (a) any defect in or the absence of the execution of this Deed by the other of us; or

     (b)  any notice of termination hereof by any other of us;

     and you may at your discretion (but shall not be obliged to) treat any notice by anyone of us as notice by all of us.

7 We shall be liable to pay you interest calculated from day to day and compounded and payable monthly at the rate per annum specified in section 4 of the Schedule on all sums demanded by you from us hereunder from the date of your demand to the date when payment is received by you both before and after any judgement in so far as such interest is not due pursuant to the provisions of the Agreement.

8 Except as otherwise provided herein, we warrant to you that we .have not taken, and we agree not to take, exercise or receive the benefit of any security or other right or benefit (whether by set off, counterclaim, subrogation, indemnity, withdrawal of monies payable to us 'by the Client, proof in liquidation or bankruptcy or otherwise) from or against the Client or any other person until all liabilities that we may have to you under this Guarantee and Indemnity shall have been discharged to your satisfaction. We further undertake that if any such security right or benefit is taken the same and all monies and proceeds of the same at any time received or held in respect thereof shall be held by us on trust for you for application in or towards discharge of our liabilities to you under this Guarantee and Indemnity, and that such proceeds or monies shall be paid by us to you forthwith upon demand. For the avoidance of any doubt, this clause shall not prevent us from purchasing goods from or selling goods to the Client provided such purchase or sale takes place in the ordinary course of business of us and the Client and against such terms and conditions as a purchase from or sale to a third party would take place.

9 Any monies which you receive by virtue of or in connection with this Guarantee and Indemnity may be placed by you to the credit of a suspense account with a view to your preserving your right to prove for the whole of your claim against the Client in the event of its winding up.

10 For the purpose of determining our liability under this Guarantee and Indemnity (which shall be additional to and not in substitution for any other security taker: or to be taken by you in respect of the Obligations to you) we shall be bound by any acknowledgement or admission by the Client. For the purpose of determining the amount of any Losses we shall accept and be bound by a certificate signed by your company secretary (save for the manifest error or error of law). In arriving at the amount payable to you by the Client you shall be entitled to take into account all liabilities (whether actual or contingent) and to make a reasonable estimate of any liability the amount of which cannot be immediately ascertained.

11 Any discharge given by you to us or any of us in respect of our obligations under the Guarantee and Indemnity shall be deemed to have been void and of no effect if any security taken from or payment made by the Client or any other person which had been taken into account by you in giving the discharge is subsequently avoided or reduced by or in pursuance of any provision of law. The paper on which this Deed is written shall remain your property notwithstanding any such discharge.

12 This Guarantee and Indemnity shall remain in full force and effect until all Obligations guaranteed, Losses indemnified and any other liabilities that we may have to you, whether actual, contingent or otherwise, shall have been discharged to your satisfaction.

13 Any notice or demand on any of us shall be validly given or made if delivered to or sent by post to the address stated in section 2 of the Schedule or the address last known to you or our registered office and if sent by post shall be deemed to be received within seventy-two hours of posting.


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


14 This Guarantee and Indemnity shall be construed and take effect according to English law and we accept the non-exclusive jurisdiction of the English Courts. If any provision hereof shall be held invalid or unenforceable no other provisions hereof shall be affected and all such other provisions shall remain in full force and effect.

IN WITNESS WHEREOF the above named Guarantors and Indemnifiers have executed these presents as a deed on the 10 day of October 2003.


SIGNED AND DELIVERED AS A DEED

By: Westcon Group European Operations Limited

                                                /s/ Alan  Marc Smith
                                                --------------------------------
acting by Alan Marc Smith                       Signature of Director

a Director and

Annamaria Porcaro

the Company Assistant Secretary                 /s/ Annamaria Porcaro
                                                --------------------------------
                                                Signature of Company Secretary


SIGNED AND DELIVERED AS A DEED

by .................................            ................................

acting by ..........................            Signature of Director

a Director and .....................

a Director/the Company Secretary                ................................

                                                a Director/the Company Secretary


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


                                  THE SCHEDULE

1.   Client
     Comstor Limited                                                      (Name)
     Chandlers House
     Wilkinson Road
     Cirencester
     Gloucester,GL71YT                                                 (address)

     ENGLAND                                           (Country of registration)
     2898318                                                            (Number)


2.   Guarantors and Indemnifiers:

     Corporate:

     Westcon Group European Operations Limited                            (name)
     Chandlers House
     Wilkinson Road
     Cirencester
     Gloucester,GL71YT                                                 (address)
     ENGLAND                                           (Country of registration)
     04411285                                                           (Number)


3.   Agreement(s):

     -    All Assets Debenture 15 June 1998
     -    Supplier Agreement 23 December 1997
     -    Debt Subordination Agreement 25 January 1999 and amended 8 March 1999
     - Guarantee by Comstor Ltd for the obligations of Comstor GmbH 30 November 1999
     -    Master Facilities Agreement 13 October 2000
     -    Overdraft Facility Agreement 13 October 2000
     -    Indemnity 13 July 2000
     -    Blocked Bank Account Agreement 13 July 2000
     -    Financial Undertaking Agreement                   May 2000
     - All Assets Debenture 30 January 2002 (as amended by a Supplemental Deed dated 10 October 2003)

4. Rate of Interest: 5% over the base rate for the time being in force of National Westminster Bank p.l.c.


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